UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2020

WESTERN ASSET

ULTRA-SHORT INCOME

FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income and capital preservation while maintaining liquidity. Prior to April 22, 2020, the Fund sought to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Ultra-Short Income Fund (formerly known as Western Asset Adjustable Rate Income Fund) for the twelve-month reporting period ended May 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

The Board of Trustees of Legg Mason Partners Income Trust on behalf the Fund approved certain changes effective on April 22, 2020: (i) a renaming of the Fund to Western Asset Ultra-Short Income Fund; (ii) a change to its investment objective; (iii) the removal of its non-fundamental investment policy to invest at least 80% of its assets in adjustable rate securities; (iv) changes to its principal investment strategy; and (iv) a change of its primary benchmark. Please note that there were no portfolio management team changes as a result of these changes.

Effective February 12, 2020, the Fund’s management fee was reduced from 0.45% of average daily net assets to 0.30% of average daily net assets. Additionally, at this time, the total operating expense caps for each of Class A, Class I and Class IS shares were reduced to 0.65%, 0.38% and 0.35%, respectively. For additional information, please see the Fund’s prospectus supplement dated February 12, 2020.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Ultra-Short Income Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2020

Western Asset Ultra-Short Income Fund	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. Effective April 22, 2020, the Fund’s investment objective is to seek current income and capital preservation while maintaining liquidity. In seeking to achieve its investment objective, the Fund, under normal circumstances, invests its assets in debt obligations, other fixed income securities and related investments. The Fund may invest in all types of U.S. dollar denominated short term debt instruments, including bank obligations, commercial paper and asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) (including U.S. government and privately issued MBS, collateralized mortgage obligations and mortgage-related derivative securities), U.S. government agency or instrumentality securities, corporate loans, corporate debt securities, structured instruments and repurchase agreements. Prior to April 22, 2020, the Fund’s investment objective was to seek to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. The Fund sought to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in adjustable rate income securities under the name Western Asset Adjustable Rate Income Fund.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationii as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, of less than or equal to one year. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB catgories or above or, if unrated, determined to be of comparable quality by Western Asset), but may invest up to 10% of its assets (20% of its assets prior to April 22, 2020) in below investment grade bonds. Securities rated below investment grade are commonly known as “junk” or “high yield” bonds. The Fund may invest up to 10% of its assets, in U.S. dollar denominated securities of foreign issuers, including MBS and ABS issued by foreign entities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options and futures contracts and other synthetic instruments that are intended to provide economic exposure to the securities or issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationiii), and for other purposes. The Fund may borrow money to buy additional securities or for other purposes.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization

Western Asset Ultra-Short Income Fund 2020 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted mixed results over the twelve-month reporting period ended May 31, 2020. Most spread sectors (non-Treasuries) lagged equal duration Treasuries amid periods of heightened volatility. This was driven by a number of factors, including extreme risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, aggressive monetary policy accommodation from the Federal Reserve Board (the “Fed”)iv, trade conflicts and a number of geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.95%—the high for the period—and ended the period at 0.16%. The yield for the two-year Treasury note experienced a low of for the period of 0.13% on May 17, 2020. The yield for the ten-year Treasury began the reporting period at 2.14% and ended the period at 0.65%. The yield for the ten-year Treasury peaked at 2.15% on June 10 and June 11, 2019, and the low for the period of 0.58% occurred on April 21, 2020.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to investment-grade corporate bonds, particularly during the months marked by the escalation of the COVID-19 pandemic (the COVID-crisis period). Additionally, we added to the Fund’s allocation to collateralized loan obligations (CLOs) and structured product, including non-agency residential mortgage-backed securities, commercial MBS and ABS.

Throughout the period we tactically managed the Fund’s duration and yield curvev positioning as rates saw substantial swings and as the Fed moved to take significant action to keep the front- to- intermediate part of the yield curve anchored. During the reporting period, Treasury futures and options on futures, Eurodollar futures and interest rate swaps were used to manage the Fund’s duration and yield curve exposure. In aggregate, they detracted from performance.

Performance review

For the twelve months ended May 31, 2020, Class A shares of Western Asset Ultra-Short Income Fund, excluding sales charges, returned 0.27%. The Fund’s new unmanaged benchmark, the ICE BofA 3-Month U.S. Treasury Bill Indexvi, and the former benchmark, the FTSE 6-Month U.S. Treasury Bill Indexvii, returned 1.84% and 1.95%, respectively for the same period. The Lipper Short Investment Grade Debt Funds Category Averageviii returned 2.30% over the same time frame. Fund management believes the new unmanaged benchmark is a more appropriate benchmark for the Fund.

2	Western Asset Ultra-Short Income Fund 2020 Annual Report

Performance Snapshot as of May 31, 2020 (unaudited)
(excluding sales charges)	6 months†	12 months†
Western Asset Ultra-Short Income Fund:
Class A	-1.21%	0.27%
Class C	0.18%	1.28%
Class C1[1]	-1.41%	-0.24%
Class I	-0.98%	0.62%
Class IS	-1.06%	0.69%
ICE BofA 3-Month U.S. Treasury Bill Index	0.73%	1.84%
FTSE 6-Month U.S. Treasury Bill Index	0.78%	1.95%
Lipper Short Investment Grade Debt Funds Category Average	0.64%	2.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2020 for Class A, Class C, Class C1, Class I and Class IS shares were 1.73%, 0.96%, 1.58%, 2.00% and 1.98%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class I and Class IS shares would have been 1.50%, 0.84%, 1.54%, 1.82% and 1.86%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2019, as supplemented February 12, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.80%, 1.54%, 1.31%, 0.55% and 0.47%, respectively.

†

The total return includes gains from settlement of security litigations. Without these gains, the total return for the six months ended May 31, 2020 for Class A, Class C, Class C1, Class I and Class IS shares would have been -1.21%, 0.07%, -1.52%, -0.98% and -1.06%, respectively. Without these gains, the total return for the twelve months ended May 31, 2020 for Class A, Class C, Class C1, Class I and Class IS shares would have been 0.27%, 1.17%, -0.35%, 0.62% and 0.69%, respectively.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Ultra-Short Income Fund 2020 Annual Report	3

Fund overview (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.65% for Class A shares, 1.63% for Class C shares, 1.38% for Class C1 shares, 0.38% for Class I shares and 0.35% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Effective June 1, 2020, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s performance were duration and yield curve positioning during the reporting period. Having a duration that was longer than that of the benchmark was rewarded as rates moved lower across the yield curve. Additionally, we maintained an overweight to duration at the very front-end of the yield curve, which benefitted performance as the Fed continued to cut rates during the reporting period.

To a much lesser extent, the Fund’s investment-grade and high-yield corporate bond positions were additive for performance. Although both of these corporate bond sectors saw their spreads widen significantly from calendar year-end 2019 through the end of the reporting period, the Fund’s adding to corporate credit at wider spread levels during the months of March and April 2020, ultimately benefitted performance, as their spreads subsequently tightened.

Q. What were the leading detractors from performance?

A. The Fund’s exposures to structured product, in particular non-agency residential MBS meaningfully detracted from performance. These positions had a large negative impact, as

4	Western Asset Ultra-Short Income Fund 2020 Annual Report

their spreads materially widened during the early months of 2020. During that time, MBS faced additional pricing pressures due to forced selling by leveraged investors. To a lesser extent, the Fund’s exposure to ABS detracted from results, as their spreads also widened during the same time period.

Thank you for your investment in Western Asset Ultra-Short Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 30, 2020

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds, sometimes referred to as “junk” bonds, are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investments in securities of foreign issuers or issuers with significant exposure to foreign markets are subject to additional risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 32 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2020 were: Asset-Backed Securities (30.7%), Collateralized Mortgage Obligations (20.6%), Financials (18.4%), Communication Services (5.3%) and Health Care (4.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Western Asset Ultra-Short Income Fund 2020 Annual Report	5

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cashflows.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.

vii

The FTSE 6-Month U.S. Treasury Bill Index is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 373 funds for the six-month period and among the 365 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

6	Western Asset Ultra-Short Income Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2020 and May 31, 2019 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Ultra-Short Income Fund 2020 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2019 and held for the six months ended May 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]								Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2,3]		Beginning Account Value	Ending Account Value	Annualized Expense Ratio		Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio		Expenses Paid During the Period[4]
Class A	-1.21%		$1,000.00	$987.90	0.68%		$3.38	Class A	5.00%	$1,000.00	$1,021.60	0.68%		$3.44
Class C	-1.15	[5]	1,000.00	988.50	0.79	[5]	3.93	Class C	5.00	1,000.00	1,021.05	0.79	[5]	3.99
Class C1	-1.41		1,000.00	985.90	1.19		5.91	Class C1	5.00	1,000.00	1,019.05	1.19		6.01
Class I	-0.98		1,000.00	990.20	0.44		2.19	Class I	5.00	1,000.00	1,022.80	0.44		2.23
Class IS	-1.06		1,000.00	989.40	0.38		1.89	Class IS	5.00	1,000.00	1,023.10	0.38		1.92

8	Western Asset Ultra-Short Income Fund 2020 Annual Report

[1]	For the six months ended May 31, 2020.

[2]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been lower.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

[5]	Actual return and annualized expense ratio for Class C for the six months ended May 31, 2020 do not reflect 12b-1 fee reimbursements of $23,054 related to periods prior to December 1, 2019.

Western Asset Ultra-Short Income Fund 2020 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class C1†,2	Class I†	Class IS†
Twelve Months Ended 5/31/20	0.27%	1.28%	-0.24%	0.62%	0.69%
Five Years Ended 5/31/20	1.91	1.46	1.34	2.13	2.22
Ten Years Ended 5/31/20	2.10	N/A	1.52	2.30	N/A
Inception* through 5/31/20	—	1.21	—	—	1.98

With sales charges[3]	Class A4	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 5/31/20	0.27%	0.28%	-0.24%	0.62%	0.69%
Five Years Ended 5/31/20	1.91	1.46	1.34	2.13	2.22
Ten Years Ended 5/31/20	2.10	N/A	1.52	2.30	N/A
Inception* through 5/31/20	—	1.21	—	—	1.98

Cumulative total returns
Without sales charges[1]
Class A (5/31/10 through 5/31/20)	23.12%
Class C (Inception date of 8/1/12 through 5/31/20)	9.92
Class C1[2] (5/31/10 through 5/31/20)	16.31
Class I (5/31/10 through 5/31/20)	25.53
Class IS (Inception date of 1/31/14 through 5/31/20)	13.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[4]	Includes the effect of the 2.25% initial sales charge for periods prior to September 7, 2018.

†	The total return includes gains from settlement of security litigations. Without these gains, the total returns would have been lower.

*	Inception dates for Class A, C, C12, I and IS shares are April 18, 1997, August 1, 2012, June 22, 1992, October 17, 2002 and January 31, 2014, respectively.

10	Western Asset Ultra-Short Income Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class C11 shares of Western Asset Ultra-Short Income Fund vs. FTSE 6-Month U.S. Treasury Bill Index and ICE BofA 3-Month U.S. Treasury Bill† — May 2010 - May 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C1 shares of Western Asset Ultra-Short Income Fund on May 31, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the FTSE 6-Month U.S. Treasury Bill Index and the ICE BofA 3-Month U.S. Treasury Bill. The FTSE 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month U.S. Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

[1]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

Effective April 22, 2020, the ICE BofA 3-Month U.S. Treasury Bill Index replaces the FTSE 6-Month U.S. Treasury Bill Index as the Fund’s unmanaged benchmark. LMPFA and Western Asset, the Fund’s subadviser, believe the ICE BofA 3-Month U.S. Treasury Bill Index is a more appropriate benchmark for the Fund.

Western Asset Ultra-Short Income Fund 2020 Annual Report	11

Schedule of investments

May 31, 2020

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount		Value
Corporate Bonds & Notes — 39.7%
Communication Services — 4.9%
Diversified Telecommunication Services — 2.6%
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 1.180%)	1.964%	6/12/24	$2,820,000	$	2,763,150	(a)
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	1.492%	5/15/25	2,620,000		2,616,918	(a)
Total Diversified Telecommunication Services					5,380,068
Media — 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes (3 mo. USD LIBOR + 1.650%)	2.337%	2/1/24	3,000,000		2,974,066	(a)
Wireless Telecommunication Services — 0.9%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	480,000		593,911
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	80,000		89,542
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	187,500		188,613	(b)
Vodafone Group PLC, Senior Notes (3 mo. USD LIBOR + 0.990%)	2.166%	1/16/24	1,020,000		1,008,491	(a)
Total Wireless Telecommunication Services					1,880,557
Total Communication Services					10,234,691
Consumer Discretionary — 2.7%
Automobiles — 1.4%
American Honda Finance Corp., Senior Notes (3 mo. USD LIBOR + 0.350%)	0.891%	11/5/21	250,000		247,303	(a)
Ford Motor Credit Co. LLC, Senior Notes (3 mo. USD LIBOR + 0.810%)	2.183%	4/5/21	400,000		379,534	(a)
General Motors Co., Senior Notes (3 mo. USD LIBOR + 0.800%)	1.274%	8/7/20	400,000		397,620	(a)
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	330,000		331,548
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.850%)	2.170%	4/9/21	1,000,000		973,979	(a)
Toyota Motor Credit Corp., Senior Notes (3 mo. USD LIBOR + 0.280%)	1.591%	4/13/21	500,000		500,094	(a)
Total Automobiles					2,830,078

See Notes to Financial Statements.

12	Western Asset Ultra-Short Income Fund 2020 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — 0.6%
Marriott International Inc., Senior Notes (3 mo. USD LIBOR + 0.650%)	1.649%	3/8/21	$636,000	$618,858	(a)
McDonald’s Corp., Senior Notes	3.350%	4/1/23	500,000	538,588
Total Hotels, Restaurants & Leisure				1,157,446
Oil, Gas & Consumable Fuels — 0.5%
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.400%)	0.834%	11/13/23	1,100,000	1,083,993	(a)
Specialty Retail — 0.2%
Home Depot Cos. Inc., Senior Notes	3.250%	3/1/22	500,000	525,739
Total Consumer Discretionary				5,597,256
Consumer Staples — 2.5%
Beverages — 1.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes (3 mo. USD LIBOR + 0.740%)	2.051%	1/12/24	1,645,000	1,618,661	(a)
Coca-Cola Co., Senior Notes	3.200%	11/1/23	500,000	547,109
Constellation Brands Inc., Senior Notes (3 mo. USD LIBOR + 0.700%)	1.092%	11/15/21	740,000	735,417	(a)
Total Beverages				2,901,187
Food Products — 0.1%
Kraft Heinz Foods Co., Senior Notes (3 mo. USD LIBOR + 0.570%)	1.018%	2/10/21	250,000	248,467	(a)
Tobacco — 1.0%
Altria Group Inc., Senior Notes	3.490%	2/14/22	1,000,000	1,041,062
BAT Capital Corp., Senior Notes	2.764%	8/15/22	390,000	402,171
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	500,000	521,359
Reynolds American Inc., Senior Notes	3.250%	6/12/20	172,000	172,112
Total Tobacco				2,136,704
Total Consumer Staples				5,286,358
Energy — 3.0%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.250%	11/15/21	180,000	182,607
Oil, Gas & Consumable Fuels — 2.9%
BP Capital Markets PLC, Senior Notes (3 mo. USD LIBOR + 0.870%)	1.611%	9/16/21	1,000,000	989,070	(a)
Chevron Corp., Senior Notes	1.141%	5/11/23	200,000	203,856
Chevron Corp., Senior Notes (3 mo. USD LIBOR + 0.530%)	1.993%	3/3/22	800,000	800,246	(a)
Enterprise Products Operating LLC, Senior Notes	2.800%	2/15/21	500,000	506,687

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	13

Schedule of investments (cont’d)

May 31, 2020

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
EOG Resources Inc., Senior Notes	4.100%	2/1/21	$300,000	$306,325
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	300,000	308,570
Exxon Mobil Corp., Senior Notes (3 mo. USD LIBOR + 0.370%)	1.371%	3/6/22	440,000	439,730	(a)
Kinder Morgan Inc., Senior Notes (3 mo. USD LIBOR + 1.280%)	2.499%	1/15/23	765,000	739,008	(a)
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	235,000	244,932
Range Resources Corp., Senior Notes	4.875%	5/15/25	399,000	334,911
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	480,000	514,044
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 0.850%)	2.161%	1/13/23	650,000	568,898	(a)
Total Oil, Gas & Consumable Fuels				5,956,277
Total Energy				6,138,884
Financials — 18.4%
Banks — 14.8%
Banco Santander SA, Senior Notes	3.125%	2/23/23	200,000	206,059
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	2.431%	4/12/23	200,000	195,197	(a)
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.560%)	2.871%	4/11/22	1,000,000	1,003,494	(a)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 0.790%)	2.104%	3/5/24	1,800,000	1,774,416	(a)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 0.960%)	2.003%	7/23/24	500,000	492,462	(a)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 1.000%)	2.020%	4/24/23	800,000	797,314	(a)
Bank of America Corp., Subordinated Notes (3 mo. USD LIBOR + 0.760%)	1.501%	9/15/26	200,000	184,549	(a)
Bank of Nova Scotia, Senior Notes (3 mo. USD LIBOR + 0.640%)	1.639%	3/7/22	600,000	600,652	(a)
Banque Federative du Credit Mutuel SA, Senior Notes (3 mo. USD LIBOR + 0.960%)	2.095%	7/20/23	1,000,000	988,362	(a)(c)
Barclays PLC, Senior Notes (3 mo. USD LIBOR + 1.380%)	1.766%	5/16/24	1,200,000	1,168,722	(a)
BPCE SA, Senior Notes (3 mo. USD LIBOR + 1.220%)	1.578%	5/22/22	250,000	249,844	(a)(b)
CIT Group Inc., Senior Notes	5.000%	8/1/23	450,000	452,203

See Notes to Financial Statements.

14	Western Asset Ultra-Short Income Fund 2020 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	$480,000	$491,666	(a)(d)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.950%)	1.970%	7/24/23	2,000,000	1,985,408	(a)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 1.430%)	1.780%	9/1/23	1,200,000	1,208,048	(a)
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 1.180%)	2.613%	7/1/21	600,000	603,237	(a)(b)
Danske Bank A/S, Senior Notes (3 mo. USD LIBOR + 1.060%)	1.844%	9/12/23	970,000	936,227	(a)(b)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.780%)	1.540%	10/31/22	1,000,000	988,397	(a)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.000%)	2.020%	7/24/23	2,400,000	2,378,931	(a)
HSBC Holdings PLC, Senior Notes (3 mo. USD LIBOR + 1.000%)	1.386%	5/18/24	1,850,000	1,828,126	(a)
HSBC Holdings PLC, Senior Notes (3 mo. USD LIBOR + 1.500%)	2.873%	1/5/22	400,000	403,458	(a)
JPMorgan Chase & Co., Senior Notes (3 mo. USD LIBOR + 0.850%)	2.161%	1/10/25	1,600,000	1,570,650	(a)
JPMorgan Chase & Co., Senior Notes (3 mo. USD LIBOR + 1.230%)	2.250%	10/24/23	2,600,000	2,607,490	(a)
Mitsubishi UFJ Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.920%)	1.278%	2/22/22	500,000	496,482	(a)
Royal Bank of Scotland Group PLC, Senior Notes (3 mo. USD LIBOR + 1.470%)	1.862%	5/15/23	800,000	788,902	(a)
Santander UK PLC, Senior Notes (3 mo. USD LIBOR + 0.660%)	1.052%	11/15/21	200,000	199,533	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.740%)	1.875%	10/18/22	300,000	298,035	(a)
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.800%)	1.976%	10/16/23	1,200,000	1,174,355	(a)
Svenska Handelsbanken AB, Senior Notes (3 mo. USD LIBOR + 0.470%)	0.830%	5/24/21	330,000	331,002	(a)
U.S. Bank N.A., Senior Notes	1.800%	1/21/22	1,000,000	1,018,910

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	15

Schedule of investments (cont’d)

May 31, 2020

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Wachovia Capital Trust III Ltd., Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	6/29/20	$1,020,000	$1,018,450	(a)(d)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 1.230%)	1.990%	10/31/23	2,300,000	2,301,678	(a)
Total Banks				30,742,259
Capital Markets — 1.4%
Bank of New York Mellon Corp., Senior Notes	2.050%	5/3/21	500,000	507,040
Credit Suisse Group AG, Senior Notes (3 mo. USD LIBOR + 1.200%)	1.941%	12/14/23	250,000	246,413	(a)(b)
Morgan Stanley, Senior Notes (3 mo. USD LIBOR + 1.220%)	1.668%	5/8/24	1,000,000	995,565	(a)
Morgan Stanley, Subordinated Notes	4.875%	11/1/22	1,000,000	1,085,691
Total Capital Markets				2,834,709
Consumer Finance — 0.7%
American Express Co., Senior Notes	2.650%	12/2/22	1,000,000	1,045,651
Caterpillar Financial Services Corp., Senior Notes (3 mo. USD LIBOR + 0.510%)	0.902%	5/15/23	500,000	493,130	(a)
Total Consumer Finance				1,538,781
Diversified Financial Services — 0.7%
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	420,000	430,648
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	500,000	503,212	(b)
Syngenta Finance NV, Senior Notes	3.933%	4/23/21	440,000	441,044	(b)
Total Diversified Financial Services				1,374,904
Insurance — 0.8%
Allstate Corp., Senior Notes (3 mo. USD LIBOR + 0.430%)	1.805%	3/29/21	600,000	600,365	(a)
Allstate Corp., Senior Notes (3 mo. USD LIBOR + 0.630%)	2.005%	3/29/23	1,000,000	991,506	(a)
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	1,627	2,175	(b)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.450%	2/12/23	6,118	5,893	(a)(b)
Total Insurance				1,599,939
Total Financials				38,090,592

See Notes to Financial Statements.

16	Western Asset Ultra-Short Income Fund 2020 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 4.6%
Biotechnology — 0.8%
AbbVie Inc., Senior Notes	2.300%	11/21/22	$1,000,000	$1,032,585	(b)
Gilead Sciences Inc., Senior Notes	4.400%	12/1/21	500,000	524,053
Total Biotechnology				1,556,638
Health Care Equipment & Supplies — 0.5%
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	2.031%	6/6/22	1,054,000	1,043,434	(a)
Health Care Providers & Services — 2.6%
CIGNA Corp., Senior Notes (3 mo. USD LIBOR + 0.890%)	2.109%	7/15/23	2,145,000	2,119,050	(a)
CVS Health Corp., Senior Notes	3.700%	3/9/23	500,000	536,254
CVS Health Corp., Senior Notes (3 mo. USD LIBOR + 0.720%)	1.719%	3/9/21	1,200,000	1,201,970	(a)
Humana Inc., Senior Notes	3.150%	12/1/22	500,000	524,256
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	1,000,000	1,041,768
Total Health Care Providers & Services				5,423,298
Pharmaceuticals — 0.7%
AbbVie Inc., Senior Notes (3 mo. USD LIBOR + 0.650%)	1.024%	11/21/22	640,000	635,164	(a)(b)
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	750,000	780,763	(b)
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	29,618
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	50,000	49,136
Total Pharmaceuticals				1,494,681
Total Health Care				9,518,051
Industrials — 2.3%
Aerospace & Defense — 0.4%
Boeing Co., Senior Notes	1.875%	6/15/23	300,000	288,759
Northrop Grumman Corp., Senior Notes	2.550%	10/15/22	550,000	576,114
Total Aerospace & Defense				864,873
Airlines — 0.0%
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	6,668	5,090
Commercial Services & Supplies — 0.2%
Republic Services Inc., Senior Notes	5.250%	11/15/21	300,000	319,347
Electrical Equipment — 0.9%
General Electric Co., Senior Notes (3 mo. USD LIBOR + 1.000%)	1.741%	3/15/23	2,000,000	1,919,494	(a)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	17

Schedule of investments (cont’d)

May 31,2020

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Conglomerates — 0.5%
3M Co., Senior Notes	2.250%	3/15/23	$500,000	$525,732
Honeywell International Inc., Senior Notes	1.850%	11/1/21	500,000	510,453
Total Industrial Conglomerates				1,036,185
Machinery — 0.3%
John Deere Capital Corp., Senior Notes (3 mo. USD LIBOR + 0.550%)	1.549%	6/7/23	635,000	628,546	(a)
Total Industrials				4,773,535
Information Technology — 1.0%
IT Services — 0.2%
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	400,000	406,718
Semiconductors & Semiconductor Equipment — 0.2%
Broadcom Inc., Senior Notes	2.250%	11/15/23	300,000	304,258	(b)
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc., Senior Notes	2.500%	2/9/22	500,000	517,337
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	780,000	794,766	(b)
Total Technology Hardware, Storage & Peripherals				1,312,103
Total Information Technology				2,023,079
Materials — 0.2%
Chemicals — 0.2%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	380,000	379,867	(b)
Utilities — 0.1%
Electric Utilities — 0.1%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	300,000	309,715
Total Corporate Bonds & Notes (Cost — $82,985,702)				82,352,028
Asset-Backed Securities — 30.7%
ACIS CLO Ltd., 2014-3A A1A (3 mo. USD LIBOR + 1.510%)	2.197%	2/1/26	190,709	190,064	(a)(b)
ACIS CLO Ltd., 2014-3A A2A (3 mo. USD LIBOR + 1.550%)	2.237%	2/1/26	35,498	35,510	(a)(b)
ACIS CLO Ltd., 2014-4A A (3 mo. USD LIBOR + 1.420%)	2.107%	5/1/26	194,075	192,896	(a)(b)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	2.277%	5/1/27	302,654	301,558	(a)(b)
Aegis Asset Backed Securities Trust, 2005-5 M1 (1 mo. USD LIBOR + 0.430%)	0.598%	12/25/35	1,700,000	1,541,414	(a)
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, 2005-4 M2 (1 mo. USD LIBOR + 0.470%)	0.638%	10/25/35	560,000	494,467	(a)

See Notes to Financial Statements.

18	Western Asset Ultra-Short Income Fund 2020 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Allegro CLO II-S Ltd., 2014-1RA A1 (3 mo. USD LIBOR + 1.080%)	2.189%	10/21/28	$1,100,000	$1,077,826	(a)(b)
Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, 2005-R7 M2 (1 mo. USD LIBOR + 0.500%)	0.668%	9/25/35	241,724	240,662	(a)
Apex Credit CLO Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.470%)	2.490%	4/24/29	744,457	726,508	(a)(b)
Apidos CLO XII, 2013-12A AR (3 mo. USD LIBOR + 1.080%)	2.299%	4/15/31	750,000	730,746	(a)(b)
Ares XLIII CLO Ltd., 2017-43A A (3 mo. USD LIBOR + 1.220%)	2.439%	10/15/29	250,000	246,057	(a)(b)
Avery Point V CLO Ltd., 2014-5A AR (3 mo. USD LIBOR + 0.980%)	2.115%	7/17/26	159,184	157,278	(a)(b)
Avery Point VI CLO Ltd., 2015-6A AR (3 mo. USD LIBOR + 1.050%)	1.591%	8/5/27	500,000	493,505	(a)(b)
Avery Point VII CLO Ltd., 2015-7A AR (3 mo. USD LIBOR + 1.140%)	2.359%	1/15/28	500,000	491,659	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2017-2A A	2.970%	3/20/24	400,000	398,399	(b)
Ballyrock CLO Ltd., 2019-2A A1B (3 mo. USD LIBOR + 1.750%)	2.127%	11/20/30	250,000	242,126	(a)(b)
Benefit Street Partners CLO VII Ltd., 2015- VIIA A1AR (3 mo. USD LIBOR + 0.780%)	1.915%	7/18/27	191,162	188,336	(a)(b)
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	1.540%	11/23/25	72,895	72,563	(a)(b)
California Street CLO XII, Ltd., 2013-12A AR (3 mo. USD LIBOR + 1.030%)	2.249%	10/15/25	368,824	364,857	(a)(b)
Capital One Multi-Asset Execution Trust, 2016-A7 A7 (1 mo. USD LIBOR + 0.510%)	0.694%	9/16/24	1,500,000	1,505,436	(a)
CBAM Ltd., 2017-1A A1 (3 mo. USD LIBOR + 1.250%)	2.385%	7/20/30	250,000	246,027	(a)(b)
Cedar Funding VI CLO Ltd., 2016-6A AR (3 mo. USD LIBOR + 1.090%)	2.225%	10/20/28	260,000	255,447	(a)(b)
CIFC Funding Ltd., 2013-2A A1LR (3 mo. USD LIBOR + 1.210%)	2.345%	10/18/30	500,000	489,441	(a)(b)
CIFC Funding Ltd., 2017-1A AR (3 mo. USD LIBOR + 1.010%)	2.119%	4/23/29	250,000	245,308	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007- WFH3 A3 (1 mo. USD LIBOR + 0.250%)	0.418%	6/25/37	260,465	258,221	(a)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	19

Schedule of investments (cont’d)

May 31, 2020

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	3.660%	8/9/24	$990,000	$902,776	(a)(b)
Cumberland Park CLO Ltd., 2015-2A BR (3 mo. USD LIBOR + 1.400%)	2.535%	7/20/28	250,000	243,137	(a)(b)
Cutwater Ltd., 2014-1A A1AR (3 mo. USD LIBOR + 1.250%)	2.469%	7/15/26	802,099	792,576	(a)(b)
Cutwater Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.220%)	2.439%	1/15/29	743,450	730,451	(a)(b)
CWABS Revolving Home Equity Loan Trust, 2004-B 1A (1 mo. USD LIBOR + 0.220%)	0.404%	2/15/29	1,074,161	1,052,035	(a)
DRB Prime Student Loan Trust, 2015-D A1 (1 mo. USD LIBOR + 1.700%)	1.868%	1/25/40	672,780	673,502	(a)(b)
Dryden 75 CLO Ltd., 2019-75A AR (3 mo. USD LIBOR + 1.200%)	2.419%	7/15/30	250,000	245,777	(a)(b)
ECMC Group Student Loan Trust, 2016-1A A (1 mo. USD LIBOR + 1.350%)	1.518%	7/26/66	2,116,213	2,063,622	(a)(b)
Enterprise Fleet Financing LLC, 2017-3 A3	2.360%	5/20/23	1,300,000	1,309,129	(b)
Flatiron CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.250%)	1.642%	5/15/30	780,000	770,787	(a)(b)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	670,000	676,652
Greenwood Park CLO Ltd., 2018-1A A2 (3 mo. USD LIBOR + 1.010%)	2.229%	4/15/31	500,000	487,522	(a)(b)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	2.395%	1/20/30	500,000	492,189	(a)(b)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	2.071%	7/25/27	780,823	773,130	(a)(b)
Halsey Point CLO I Ltd., 2019-1A A1A1 (3 mo. USD LIBOR + 1.350%)	3.257%	1/20/33	420,000	409,447	(a)(b)
Hertz Vehicle Financing II LP, 2016-2A C	4.990%	3/25/22	450,000	322,643	(b)
Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	347,599	336,369	(b)
Hertz Vehicle Financing II LP, 2019-3A B	3.030%	12/26/25	700,000	591,500	(b)
Home Equity Mortgage Loan Asset- Backed Trust, 2005-C M2 (1 mo. USD LIBOR + 0.500%)	0.668%	10/25/35	798,860	744,079	(a)
Jamestown CLO IV Ltd., 2014-4A A2R (3 mo. USD LIBOR + 1.350%)	2.569%	7/15/26	250,000	246,222	(a)(b)
JFIN CLO Ltd., 2015-1A A1AR (3 mo. USD LIBOR + 0.800%)	1.541%	3/15/26	150,258	148,314	(a)(b)

See Notes to Financial Statements.

20	Western Asset Ultra-Short Income Fund 2020 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
KKR Financial CLO 21 Ltd., 2021 A (3 mo. USD LIBOR + 1.000%)	2.219%	4/15/31	$750,000	$723,617	(a)(b)
LCM XX LP, 20A AR (3 mo. USD LIBOR + 1.040%)	2.175%	10/20/27	610,000	604,650	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2006-HE1 M1 (1 mo. USD LIBOR + 0.390%)	0.558%	12/25/36	238,507	235,032	(a)
Midocean Credit CLO VII, 2017-7A BR (3 mo. USD LIBOR + 1.600%)	2.819%	7/15/29	500,000	478,920	(a)(b)
Morgan Stanley Capital I Inc. Trust, 2006- NC2 A2D (1 mo. USD LIBOR + 0.290%)	0.458%	2/25/36	581,589	557,922	(a)
Nassau Ltd., 2017-IIA AF	3.380%	1/15/30	500,000	500,000	(b)
Navient Private Education Loan Trust, 2015-AA A2B (1 mo. USD LIBOR + 1.200%)	1.384%	12/15/28	835,823	831,381	(a)(b)
Navient Private Education Refi Loan Trust, 2019-A A2A	3.420%	1/15/43	209,000	214,938	(b)
Navient Private Education Refi Loan Trust, 2019-A A2B (1 mo. USD LIBOR + 0.900%)	1.084%	1/15/43	740,000	735,157	(a)(b)
Navient Student Loan Trust, 2015-1 A2 (1 mo. USD LIBOR + 0.600%)	0.768%	4/25/40	1,274,844	1,213,980	(a)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	1.468%	3/25/66	2,000,000	1,924,339	(a)(b)
Navient Student Loan Trust, 2016-7A A (1 mo. USD LIBOR + 1.150%)	1.318%	3/25/66	978,044	956,928	(a)(b)
NCUA Guaranteed Notes Trust, 2010-A1 A (1 mo. USD LIBOR + 0.350%)	0.572%	12/7/20	513,634	512,901	(a)
Nelnet Student Loan Trust, 2015-2A A2 (1 mo. USD LIBOR + 0.600%)	0.768%	9/25/47	604,049	573,214	(a)(b)
New Century Home Equity Loan Trust, 2004-2 M2 (1 mo. USD LIBOR + 0.930%)	1.098%	8/25/34	706,469	674,957	(a)
North Carolina State Education Assistance Authority, 2011-1 A3 (3 mo. USD LIBOR + 0.900%)	1.891%	10/25/41	528,808	508,612	(a)
NovaStar Mortgage Funding Trust Series, 2003-1 M1 (1 mo. USD LIBOR + 1.425%)	1.593%	5/25/33	147,439	139,440	(a)
NovaStar Mortgage Funding Trust Series, 2003-3 A1 (1 mo. USD LIBOR + 0.710%)	0.878%	12/25/33	1,649,913	1,569,343	(a)
Oaktree CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 0.870%)	2.005%	10/20/27	550,782	543,386	(a)(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	21

Schedule of investments (cont’d)

May 31, 2020

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Octagon Investment Partners 45 Ltd., 2019-1A A (3 mo. USD LIBOR + 1.330%)	2.549%	10/15/32	$500,000	$491,015	(a)(b)
OHA Loan Funding Ltd., 2013-2A AR (3 mo. USD LIBOR + 1.040%)	1.400%	5/23/31	760,000	742,097	(a)(b)
OHA Loan Funding Ltd., 2015-1A A1R2 (3 mo. USD LIBOR + 1.340%)	1.732%	11/15/32	270,000	265,273	(a)(b)
Option One Mortgage Loan Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.780%)	0.948%	11/25/34	1,532,497	1,507,505	(a)
Option One Mortgage Loan Trust, 2007- FXD1 1A1	5.866%	1/25/37	319,932	296,456
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	1.810%	4/30/27	550,000	543,826	(a)(b)
OZLM XXII Ltd., 2018-22A A1 (3 mo. USD LIBOR + 1.070%)	2.205%	1/17/31	249,683	242,452	(a)(b)
PHEAA Student Loan Trust, 2013-2A A1 (1 mo. USD LIBOR + 0.550%)	0.718%	4/25/30	450,609	441,638	(a)(b)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	1.048%	8/25/33	231,663	218,280	(a)
RR 3 Ltd., 2018-3A A1R2 (3 mo. USD LIBOR + 1.090%)	2.309%	1/15/30	650,000	635,506	(a)(b)
SLC Student Loan Trust, 2005-2 A3 (3 mo. USD LIBOR + 0.110%)	0.851%	3/15/27	403,069	402,184	(a)
SLM Student Loan Trust, 2005-4 A3 (3 mo. USD LIBOR + 0.120%)	1.111%	1/25/27	648,440	637,533	(a)
SLM Student Loan Trust, 2005-5 A4 (3 mo. USD LIBOR + 0.140%)	1.131%	10/25/28	794,368	773,739	(a)
SLM Student Loan Trust, 2005-7 A4 (3 mo. USD LIBOR + 0.150%)	1.141%	10/25/29	466,316	456,113	(a)
SLM Student Loan Trust, 2006-2 A6 (3 mo. USD LIBOR + 0.170%)	1.161%	1/25/41	1,080,018	1,012,354	(a)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	1.141%	3/25/44	1,490,000	1,360,051	(a)
SLM Student Loan Trust, 2013-1 A3 (1 mo. USD LIBOR + 0.550%)	0.718%	5/26/55	1,070,491	1,048,280	(a)
SLM Student Loan Trust, 2013-6 A3 (1 mo. USD LIBOR + 0.650%)	0.818%	6/25/55	1,184,562	1,124,681	(a)
Small Business Administration, 2017-10A 1	2.845%	3/10/27	100,330	105,168
SMB Private Education Loan Trust, 2016-B A2B (1 mo. USD LIBOR + 1.450%)	1.634%	2/17/32	277,131	275,899	(a)(b)

See Notes to Financial Statements.

22	Western Asset Ultra-Short Income Fund 2020 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Sofi Professional Loan Program LLC, 2019-A A2FX	3.690%	6/15/48	$1,760,000	$1,841,679	(b)
SoFi Professional Loan Program Trust, 2020-C AFX	1.950%	2/15/46	1,600,000	1,603,520	(b)
Structured Asset Securities Corp. Mortgage Loan Trust, 2006-GEL4 M1 (1 mo. USD LIBOR + 0.570%)	0.738%	10/25/36	1,467,000	1,398,682	(a)(b)
Sudbury Mill CLO Ltd., 2013-1A A1R (3 mo. USD LIBOR + 1.150%)	2.285%	1/17/26	691,137	688,246	(a)(b)
TCI-Symphony CLO Ltd., 2016-1A BR (3 mo. USD LIBOR + 1.650%)	2.961%	10/13/29	740,000	699,637	(a)(b)
Tralee CLO V Ltd., 2018-5A B (3 mo. USD LIBOR + 1.700%)	2.835%	10/20/28	420,000	408,363	(a)(b)
Tralee CLO VI Ltd., 2019-6A AS (3 mo. USD LIBOR + 1.300%)	2.291%	10/25/32	930,000	930,000	(a)(b)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	2.109%	4/15/29	1,180,000	1,155,398	(a)(b)
Venture XXVIII CLO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	2.245%	7/20/30	1,000,000	968,136	(a)(b)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	2.369%	10/15/31	500,000	486,730	(a)(b)
Wendy’s Funding LLC, 2018-1A A2I	3.573%	3/15/48	1,221,875	1,192,367	(b)
WHITEBOX CLO I Ltd., 2019-1A ANA (3 mo. USD LIBOR + 1.410%)	2.430%	7/24/32	500,000	486,843	(a)(b)
ZAIS CLO 5 Ltd., 2016-2A A1 (3 mo. USD LIBOR + 1.530%)	2.749%	10/15/28	247,914	244,931	(a)(b)
ZAIS CLO 13 Ltd., 2019-13A A1A (3 mo. USD LIBOR + 1.490%)	2.709%	7/15/32	250,000	241,708	(a)(b)
Total Asset-Backed Securities (Cost — $65,347,700)				63,623,177
Collateralized Mortgage Obligations (e) — 20.7%
280 Park Avenue Mortgage Trust, 2017-280P A (1 mo. USD LIBOR + 0.880%)	1.064%	9/15/34	500,000	490,183	(a)(b)
Bear Stearns Asset Backed Securities Trust, 2003-AC5 A3 (1 mo. USD LIBOR + 1.100%)	1.268%	10/25/33	355,656	339,022	(a)
BHMS, 2018-ATLS A (1 mo. USD LIBOR + 1.250%)	1.434%	7/15/35	910,000	852,020	(a)(b)
BXMT Ltd., 2020-FL2 A (1 mo. USD LIBOR + 0.900%)	1.084%	2/16/37	940,000	897,050	(a)(b)
CAMB Commercial Mortgage Trust, 2019-
LIFE A (1 mo. USD LIBOR + 1.070%)	1.254%	12/15/37	990,000	957,847	(a)(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	23

Schedule of investments (cont’d)

May 31, 2020

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	0.468%	8/25/35	$2,637	$2,524	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2 (1 mo. USD LIBOR + 0.290%)	0.458%	10/25/35	10,988	10,345	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2 (1 mo. USD LIBOR + 0.200%)	0.368%	1/25/36	4,436	4,008	(a)(b)
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	330,000	359,292
CSMC Trust, 2010-3R 2A3	4.447%	12/26/36	348,552	352,974	(a)(b)
CSMC Trust, 2014-11R 15A2	3.712%	1/27/36	675,112	592,270	(a)(b)
CSMC Trust, 2019-AFC1 A1, Step Bond	2.573%	7/25/49	531,161	537,058	(b)
CSMC Trust, 2019-AFC1 A2, Step Bond	2.776%	7/25/49	531,161	537,021	(b)
CSMC Trust, 2019-AFC1 A3, Step Bond	2.877%	7/25/49	531,161	536,993	(b)
CSMC Trust, 2020-AFC1 A1	2.240%	2/25/50	1,583,131	1,589,229	(a)(b)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,480,000	1,342,085	(b)
FDIC Guaranteed Notes Trust, 2010-S2 3A (1 mo. USD LIBOR + 0.700%)	1.070%	12/29/45	32,024	32,042	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, KS12 A (1 mo. USD LIBOR + 0.650%)	0.824%	8/25/29	1,200,000	1,200,740	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC Trust, 3877 FA (1 mo. USD LIBOR + 0.350%)	0.534%	11/15/40	107,694	107,544	(a)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC Trust, 4945 KF (1 mo. USD LIBOR + 0.450%)	0.634%	9/25/49	1,348,821	1,350,371	(a)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 2019 F	3.092%	6/1/28	13,619	13,745	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2014-HQ2 M2 (1 mo. USD LIBOR + 2.200%)	2.368%	9/25/24	83,685	84,264	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 M3 (1 mo. USD LIBOR + 3.800%)	3.968%	3/25/29	440,000	459,491	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	3.618%	10/25/29	610,000	626,739	(a)

See Notes to Financial Statements.

24	Western Asset Ultra-Short Income Fund 2020 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA3 M2 (1 mo. USD LIBOR + 2.500%)	2.668%	3/25/30	$500,000	$504,872	(a)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	5.418%	10/25/23	359,554	318,907	(a)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	4.568%	1/25/24	495,274	424,616	(a)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	5.068%	11/25/24	172,339	179,509	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	5.168%	11/25/24	229,509	231,183	(a)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1M2 (1 mo. USD LIBOR + 6.000%)	6.168%	9/25/28	304,564	320,906	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	4.418%	1/25/29	766,194	796,412	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1M2 (1 mo. USD LIBOR + 2.250%)	2.418%	7/25/30	950,000	932,754	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M1 (1 mo. USD LIBOR + 0.680%)	0.848%	10/25/30	2,108	2,104	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M2C (1 mo. USD LIBOR + 2.150%)	2.318%	10/25/30	320,000	295,585	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1M2 (1 mo. USD LIBOR + 2.000%)	2.168%	3/25/31	546,836	526,870	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	2.268%	10/25/39	720,000	686,197	(a)(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	4.238%	11/25/40	127,328	130,532	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	4.450%	3/25/42	977,929	1,079,817	(a)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	25

Schedule of investments (cont’d)

May 31, 2020

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	4.267%	8/25/43	$680,654	$713,784	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	2.274%	3/25/27	31,488	31,835	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	4.032%	8/25/42	589,467	621,730	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1 (1 mo. USD LIBOR + 0.400%)	0.568%	5/25/42	89,004	88,923	(a)
GCAT TRUST, 2020-NQM1 A3	2.554%	1/25/60	1,622,564	1,616,365	(b)
Gosforth Funding PLC, 2017-1A A1A (3 mo. USD LIBOR + 0.470%)	1.522%	12/19/59	65,148	65,132	(a)(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	1.516%	2/20/61	271,881	271,875	(a)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	1.416%	3/20/63	552,893	551,215	(a)
Government National Mortgage Association (GNMA), 2016-H07 FK (1 mo. USD LIBOR + 1.000%)	2.016%	3/20/66	2,795,871	2,838,534	(a)
Government National Mortgage Association (GNMA), 2017-H15 FN (1 mo. USD LIBOR + 0.500%)	1.516%	7/20/67	971,037	970,738	(a)
GS Mortgage Securities Corp. II, 2000-1A A (1 mo. USD LIBOR + 0.350%)	2.465%	3/20/23	206,134	206,539	(a)(b)
GS Mortgage Securities Corp. Trust, 2019- SOHO A (1 mo. USD LIBOR + 0.900%)	1.084%	6/15/36	1,500,000	1,444,619	(a)(b)
Impac CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	0.688%	11/25/35	378,298	326,021	(a)
IMT Trust, 2017-APTS AFL (1 mo. USD LIBOR + 0.700%)	0.884%	6/15/34	451,874	439,545	(a)(b)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	265,078	269,503	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	540,000	577,850
Morgan Stanley Capital I Trust, 2017- ASHF A (1 mo. USD LIBOR + 0.850%)	1.034%	11/15/34	187,607	167,203	(a)(b)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	1,520,000	1,516,009	(b)
New Residential Mortgage Loan Trust, 2015-1A A3	3.750%	5/28/52	357,763	370,197	(a)(b)

See Notes to Financial Statements.

26	Western Asset Ultra-Short Income Fund 2020 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	$198,772	$206,563	(a)(b)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	385,941	410,408	(a)(b)
New Residential Mortgage Loan Trust, 2018-3A A1	4.500%	5/25/58	406,320	430,907	(a)(b)
New Residential Mortgage Loan Trust, 2019-6A A1B	3.500%	9/25/59	690,964	705,623	(a)(b)
New York Mortgage Trust, 2005-2 A (1 mo. USD LIBOR + 0.660%)	0.828%	8/25/35	176,985	163,915	(a)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2003-A1 M	6.503%	5/25/33	370,076	320,509	(a)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2007-1 1A4	6.138%	3/25/47	376,345	375,747
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 2.750%)	2.920%	5/27/23	567,324	550,894	(a)(b)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 2.700%)	2.870%	10/27/22	782,137	771,784	(a)(b)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	386,156	314,786	(b)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	9,017	5,958
Residential Asset Securitization Trust, PAC, 2003-A11 A2 (1 mo. USD LIBOR + 0.450%)	0.618%	11/25/33	87,805	84,521	(a)
Rosslyn Portfolio Trust, 2017-ROSS A (1 mo. USD LIBOR + 0.950%)	1.939%	6/15/33	561,000	551,385	(a)(b)
Sequoia Mortgage Trust, 9 2A	3.389%	9/20/32	129,380	120,971	(a)
Structured ARM Loan Trust, 2004-2 1A1	4.311%	3/25/34	205,302	195,450	(a)
Structured Asset Securities Corp., 2005- RF3 2A	4.010%	6/25/35	543,710	494,595	(a)(b)
Tharaldson Hotel Portfolio Trust, 2018-THL A (1 mo. USD LIBOR + 0.750%)	0.997%	11/11/34	291,629	275,585	(a)(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8, 2A1A (1 mo. USD LIBOR + 0.580%)	0.748%	7/25/45	1,625,679	1,494,757	(a)
WaMu Mortgage Pass-Through Certificates Trust, 2005-4 CB9 (1 mo. USD LIBOR + 0.400%)	0.568%	6/25/35	460,953	365,988	(a)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR6 2A1A (1 mo. USD LIBOR + 0.460%)	0.628%	4/25/45	1,591,523	1,535,188	(a)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	27

Schedule of investments (cont’d)

May 31, 2020

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (e) — continued
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2AB3 (1 mo. USD LIBOR + 0.720%)	0.888%	7/25/45	$521,038	$467,647	(a)
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	170,000	177,930
Total Collateralized Mortgage Obligations (Cost — $43,804,248)				42,813,849
Senior Loans — 0.6%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.1%
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	1.924%	3/1/27	41,559	40,520	(a)(f)(g)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.684%	1/31/28	40,000	38,805	(a)(f)(g)
Total Diversified Telecommunication Services				79,325
Media — 0.3%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	1.930%	4/30/25	25,806	25,396	(a)(f)(g)
Numericable U.S. LLC, USD Term Loan B12 (1 mo. USD LIBOR + 3.688%)	3.871%	1/31/26	38,551	36,849	(a)(f)(g)
Univision Communications Inc., 2017 Replacement Term Loan (1 mo. USD LIBOR + 2.750%)	3.750%	3/15/24	629,092	592,605	(a)(f)(g)
Total Media				654,850
Total Communication Services				734,175
Consumer Discretionary — 0.2%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1 (1 mo. USD LIBOR + 3.250%)	4.250%	9/23/26	76,937	75,129	(a)(f)(g)
Hotels, Restaurants & Leisure — 0.1%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.924%	11/19/26	80,832	77,801	(a)(f)(g)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	2.924%	12/23/24	21,994	20,109	(a)(f)(g)
Golden Nugget Inc., First Initial Term Loan	3.250-3.695%	10/4/23	36,319	31,462	(a)(f)(g)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.918%	6/22/26	85,086	81,353	(a)(f)(g)
Total Hotels, Restaurants & Leisure				210,725

See Notes to Financial Statements.

28	Western Asset Ultra-Short Income Fund 2020 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — 0.0%
Michaels Stores Inc., 2018 New Replacement Term Loan B (1 mo. USD LIBOR + 2.500%)	3.500-3.568%	1/30/23	$31,545	$27,555	(a)(f)(g)
Total Consumer Discretionary				313,409
Financials — 0.0%
Diversified Financial Services — 0.0%
Trans Union LLC, Term Loan B5 (1 mo. USD LIBOR + 1.750%)	1.924%	11/16/26	36,377	35,039	(a)(f)(g)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.222%	3/1/26	8,773	8,631	(a)(f)(g)
Total Diversified Financial Services				43,670
Insurance — 0.0%
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.174%	11/3/24	49,496	48,259	(a)(f)(g)
Total Financials				91,929
Health Care — 0.0%
Health Care Providers & Services — 0.0%
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	3.500%	8/18/22	53,496	53,358	(a)(f)(g)
Industrials — 0.0%
Airlines — 0.0%
American Airlines Inc., 2017 Replacement Term Loan B (1 mo. USD LIBOR + 2.000%)	2.184%	12/14/23	43,650	31,701	(a)(f)(g)
Materials — 0.0%
Containers & Packaging — 0.0%
Berry Global Inc., Term Loan W (1 mo. USD LIBOR + 2.000%)	2.222%	10/1/22	57,484	56,938	(a)(f)(g)
Berry Global Inc., Term Loan X (1 mo. USD LIBOR + 2.000%)	2.222%	1/19/24	26,793	26,538	(a)(f)(g)
Reynolds Consumer Products LLC, Initial Term Loan (1 mo. USD LIBOR + 1.750%)	1.924%	2/4/27	9,827	9,659	(a)(f)(g)
Total Materials				93,135
Total Senior Loans (Cost — $1,387,066)				1,317,707
Mortgage-Backed Securities — 0.4%
FNMA — 0.2%
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	4.360%	9/1/37	337,848	353,615	(a)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	29

Schedule of investments (cont’d)

May 31, 2020

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — 0.2%
Government National Mortgage Association (GNMA) II	5.000%	1/20/49	$485,675	$528,694
Total Mortgage-Backed Securities (Cost — $884,356)				882,309
Total Investments before Short-Term Investments (Cost — $194,409,072)				190,989,070
			Shares
Short-Term Investments — 6.6%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $13,769,024)	0.109%		13,769,024	13,769,024	(h)
Total Investments — 98.7% (Cost — $208,178,096)				204,758,094
Other Assets in Excess of Liabilities — 1.3%				2,701,682
Total Net Assets — 100.0%				$207,459,776

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At May 31, 2020, the total market value of investments in Affiliated Companies was $13,769,024 and the cost was $13,769,024 (Note 8).

See Notes to Financial Statements.

30	Western Asset Ultra-Short Income Fund 2020 Annual Report

Western Asset Ultra-Short Income Fund

Abbreviation(s) used in this schedule:

ARM	— Adjustable Rate Mortgage

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	—United States Dollar

At May 31, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	76	6/20	$18,481,275	$18,942,525	$461,250
90-Day Eurodollar	45	12/20	11,025,072	11,215,688	190,616
U.S. Treasury 2-Year Notes	98	9/20	21,633,178	21,642,687	9,509
U.S. Treasury 10-Year Notes	12	9/20	1,664,302	1,668,750	4,448
					665,823
Contracts to Sell:
30-Day Federal Funds	21	6/21	8,755,036	8,751,575	3,461
U.S. Treasury 5-Year Notes	120	9/20	15,044,792	15,075,000	(30,208)
U.S. Treasury Long-Term Bonds	35	9/20	6,240,258	6,243,125	(2,867)
U.S. Treasury Ultra Long-Term Bonds	4	9/20	877,329	872,125	5,204
					(24,410)
Net unrealized appreciation on open futures contracts					$641,413

At May 31, 2020, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$5,000,000	5/6/21	1.227% semi-annually	3-Month LIBOR quarterly	—	$(42,681)
6,180,000	6/27/21	1.732% semi-annually	3-Month LIBOR quarterly	—	(91,822)
3,750,000	11/30/21	1.940% semi-annually	3-Month LIBOR quarterly	—	(94,731)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	31

Schedule of investments (cont’d)

May 31, 2020

Western Asset Ultra-Short Income Fund

	CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$3,000,000	12/18/21	1.434% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	$(1,386)	$(66,055)
	6,411,000	8/31/24	3-Month LIBOR quarterly	0.380% semi-annually	2,217	17,162
	8,800,000	1/31/26	2.500% semi-annually	3-Month LIBOR quarterly	(86,651)	(953,727)
	7,298,000	2/15/27	0.300% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	22,357	(62,006)
Total	$40,439,000				$(63,463)	$(1,293,860)

†	Percentage shown is an annual percentage rate.

Abbreviation(s) used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

32	Western Asset Ultra-Short Income Fund 2020 Annual Report

Statement of assets and liabilities

May 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $194,409,072)	$190,989,070
Investments in affiliated securities, at value (Cost — $13,769,024)	13,769,024
Cash	1,008,688
Receivable for securities sold	832,554
Interest receivable	509,685
Deposits with brokers for open futures contracts	387,346
Deposits with brokers for centrally cleared swap contracts	223,470
Receivable for Fund shares sold	188,251
Principal paydown receivable	403
Prepaid expenses	47,755
Total Assets	207,956,246

Liabilities:
Payable for Fund shares repurchased	276,158
Payable to broker — net variation margin on open futures contracts	71,265
Payable to broker — net variation margin on centrally cleared swap contracts	31,965
Service and/or distribution fees payable	24,276
Investment management fee payable	16,198
Distributions payable	9,854
Trustees’ fees payable	812
Accrued expenses	65,942
Total Liabilities	496,470
Total Net Assets	$207,459,776

Net Assets:
Par value (Note 7)	$234
Paid-in capital in excess of par value	232,971,333
Total distributable earnings (loss)	(25,511,791)
Total Net Assets	$207,459,776

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	33

Statement of assets and liabilities (cont’d)

May 31, 2020

Net Assets:
Class A	$105,652,436
Class C	$1,812,950
Class C1	$857,588
Class I	$95,350,641
Class IS	$3,786,161

Shares Outstanding:
Class A	11,878,124
Class C	201,313
Class C1	97,297
Class I	10,763,729
Class IS	425,734

Net Asset Value:
Class A (and redemption price)	$8.89
Class C*	$9.01
Class C1 (and redemption price)	$8.81
Class I (and redemption price)	$8.86
Class IS (and redemption price)	$8.89

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

34	Western Asset Ultra-Short Income Fund 2020 Annual Report

Statement of operations

For the Year Ended May 31, 2020

Investment Income:
Interest from unaffiliated investments	$7,026,945
Interest from affiliated investments	541,242
Total Investment Income	7,568,187

Expenses:
Investment management fee (Note 2)	1,100,683
Service and/or distribution fees (Notes 2 and 5)	304,798
Transfer agent fees (Note 5)	245,445
Registration fees	94,981
Fund accounting fees	73,247
Audit and tax fees	42,720
Legal fees	27,423
Shareholder reports	23,538
Custody fees	10,897
Trustees’ fees	8,514
Commitment fees (Note 9)	3,492
Insurance	3,455
Miscellaneous expenses	8,232
Total Expenses	1,947,425
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(401,828)
Net Expenses	1,545,597
Net Investment Income	6,022,590

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,055,681)
Futures contracts	(842,877)
Written options	385,188
Swap contracts	(840,789)
Net Realized Loss	(3,354,159)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(4,707,522)
Futures contracts	(140,946)
Written options	66,847
Swap contracts	(1,015,308)
Change in Net Unrealized Appreciation (Depreciation)	(5,796,929)
Net Loss on Investments, Futures Contracts, Written Options and Swap Contracts	(9,151,088)
Decrease in Net Assets From Operations	$(3,128,498)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	35

Statements of changes in net assets

For the Years Ended May 31,	2020	2019

Operations:
Net investment income	$6,022,590	$4,723,373
Net realized gain (loss)	(3,354,159)	623,612
Change in net unrealized appreciation (depreciation)	(5,796,929)	500,838
Increase (Decrease) in Net Assets From Operations	(3,128,498)	5,847,823

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(7,482,054)	(5,304,071)
Decrease in Net Assets From Distributions to Shareholders	(7,482,054)	(5,304,071)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	253,835,053	228,667,274
Reinvestment of distributions	7,286,227	5,139,147
Cost of shares repurchased	(273,848,593)	(150,143,641)
Increase (Decrease) in Net Assets From Fund Share Transactions	(12,727,313)	83,662,780
Increase (Decrease) in Net Assets	(23,337,865)	84,206,532

Net Assets:
Beginning of year	230,797,641	146,591,109
End of year	$207,459,776	$230,797,641

See Notes to Financial Statements.

36	Western Asset Ultra-Short Income Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.10	$9.08	$9.07	$8.88	$8.98

Income (loss) from operations:
Net investment income	0.19	0.23	0.19	0.12	0.11
Net realized and unrealized gain (loss)	(0.16)	0.04	0.01	0.21	(0.08)
Total income from operations	0.03	0.27	0.20	0.33	0.03

Less distributions from:
Net investment income	(0.24)	(0.25)	(0.19)	(0.14)	(0.13)
Total distributions	(0.24)	(0.25)	(0.19)	(0.14)	(0.13)

Net asset value, end of year	$8.89	$9.10	$9.08	$9.07	$8.88
Total return[2]	0.27%[3]	3.00%	2.26%	3.72%	0.34%[3]

Net assets, end of year (000s)	$105,652	$73,672	$40,379	$27,984	$134,381

Ratios to average net assets:
Gross expenses	0.84%	0.95%	1.01%	0.84%	0.82%
Net expenses[4,5]	0.71	0.78	0.92	0.80	0.82
Net investment income	2.06	2.50	2.08	1.31	1.20

Portfolio turnover rate	75%[6]	32%[6]	36%[6]	26%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged and 0.11% for the years ended May 31, 2020 and 2016, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to February 12, 2020, the expense limitation was 0.88%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 76%, 34% and 44% for the years ended May 31, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C Shares[1]	2020		2019	2018	2017	2016

Net asset value, beginning of year	$9.06		$9.04	$9.04	$8.85	$8.95

Income (loss) from operations:
Net investment income	0.25	[2]	0.15	0.11	0.06	0.03
Net realized and unrealized gain (loss)	(0.14)		0.05	0.02	0.20	(0.07)
Total income (loss) from operations	0.11		0.20	0.13	0.26	(0.04)

Less distributions from:
Net investment income	(0.16)		(0.18)	(0.13)	(0.07)	(0.06)
Total distributions	(0.16)		(0.18)	(0.13)	(0.07)	(0.06)

Net asset value, end of year	$9.01		$9.06	$9.04	$9.04	$8.85
Total return[3]	1.28%[2,4]		2.23%	1.41%	2.90%	(0.48)%[4]

Net assets, end of year (000s)	$1,813		$2,592	$8,966	$7,154	$1,736

Ratios to average net assets:
Gross expenses	1.61%		1.69%	1.74%	1.67%	1.64%
Net expenses[5,6]	0.10	[2]	1.53	1.64	1.63	1.64
Net investment income	2.74	[2]	1.67	1.26	0.67	0.38

Portfolio turnover rate	75%[7]		32%[7]	36%[7]	26%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Ratios and total return for Class C for the year ended May 31, 2020 reflect prior period 12b-1 fee reimbursements. If these reimbursements were not included, net investment income per share would have been 0.19, total return would have been 0.38% and the net expense and net investment income ratios would have been 0.79% and 2.04%, respectively.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 1.17% and -0.71% for the years ended May 31, 2020 and 2016, respectively.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.63%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to July 20, 2018, the expense limitation was 1.70%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 76%, 34% and 44% for the years ended May 31, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

38	Western Asset Ultra-Short Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.03	$9.01	$9.01	$8.83	$8.93

Income (loss) from operations:
Net investment income	0.15	0.18	0.14	0.07	0.06
Net realized and unrealized gain (loss)	(0.18)	0.04	0.01	0.20	(0.08)
Total income (loss) from operations	(0.03)	0.22	0.15	0.27	(0.02)

Less distributions from:
Net investment income	(0.19)	(0.20)	(0.15)	(0.09)	(0.08)
Total distributions	(0.19)	(0.20)	(0.15)	(0.09)	(0.08)

Net asset value, end of year	$8.81	$9.03	$9.01	$9.01	$8.83
Total return[2]	(0.24)%[3]	2.48%	1.68%	3.04%	(0.22)%[3]

Net assets, end of year (000s)	$858	$5,126	$24,252	$27,152	$30,743

Ratios to average net assets:
Gross expenses	1.47%	1.46%	1.48%	1.42%	1.38%
Net expenses[4,5]	1.35	1.29	1.38	1.38	1.38
Net investment income	1.66	1.95	1.60	0.78	0.64

Portfolio turnover rate	75%[6]	32%[6]	36%[6]	26%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.35% and -0.45% for the years ended May 31, 2020 and 2016, respectively.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.38%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 76%, 34% and 44% for the years ended May 31, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.06	$9.04	$9.04	$8.86	$8.96

Income (loss) from operations:
Net investment income	0.21	0.25	0.22	0.14	0.12
Net realized and unrealized gain (loss)	(0.15)	0.04	0.00 [2]	0.20	(0.08)
Total income from operations	0.06	0.29	0.22	0.34	0.04

Less distributions from:
Net investment income	(0.26)	(0.27)	(0.22)	(0.16)	(0.14)
Total distributions	(0.26)	(0.27)	(0.22)	(0.16)	(0.14)

Net asset value, end of year	$8.86	$9.06	$9.04	$9.04	$8.86
Total return[3]	0.62%[4]	3.28%	2.48%	3.82%	0.51%[4]

Net assets, end of year (000s)	$95,351	$139,000	$60,684	$28,404	$8,484

Ratios to average net assets:
Gross expenses	0.62%	0.70%	0.72%	0.65%	0.65%
Net expenses[5]	0.48 [6]	0.52 [6]	0.62 [6]	0.61 [6]	0.65
Net investment income	2.34	2.75	2.38	1.56	1.37

Portfolio turnover rate	75%[7]	32%[7]	36%[7]	26%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged and 0.29% for the years ended May 31, 2020 and 2016, respectively.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.38%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to February 12, 2020, the expense limitation was 0.53%. Prior to July 20, 2018, the expense limitation was 0.65%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 76%, 34% and 44% for the years ended May 31, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

40	Western Asset Ultra-Short Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.09	$9.07	$9.04	$8.86	$8.96

Income (loss) from operations:
Net investment income	0.23	0.25	0.23	0.15	0.13
Net realized and unrealized gain (loss)	(0.17)	0.05	0.00 [2]	0.19	(0.08)
Total income from operations	0.06	0.30	0.23	0.34	0.05

Less distributions from:
Net investment income	(0.26)	(0.28)	(0.20)	(0.16)	(0.15)
Total distributions	(0.26)	(0.28)	(0.20)	(0.16)	(0.15)

Net asset value, end of year	$8.89	$9.09	$9.07	$9.04	$8.86
Total return[3]	0.69%[4]	3.35%	2.56%	3.91%	0.61%[4]

Net assets, end of year (000s)	$3,786	$10,408	$12,310	$4,819	$11,248

Ratios to average net assets:
Gross expenses	0.54%	0.62%	0.65%	0.59%	0.56%
Net expenses[5,6]	0.41	0.45	0.55	0.55	0.55
Net investment income	2.52	2.78	2.53	1.69	1.47

Portfolio turnover rate	75%[7]	32%[7]	36%[7]	26%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged and 0.38% for the years ended May 31, 2020 and 2016, respectively.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to February 12, 2020, the expense limitation was 0.43%. Prior to July 20, 2018, the expense limitation was 0.65%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 76%, 34% and 44% for the years ended May 31, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2020 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Ultra-Short Income Fund (formerly known as Western Asset Adjustable Rate Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

42	Western Asset Ultra-Short Income Fund 2020 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$82,352,028	—	$82,352,028
Asset-Backed Securities	—	63,623,177	—	63,623,177
Collateralized Mortgage Obligations	—	42,813,849	—	42,813,849
Senior Loans	—	1,317,707	—	1,317,707
Mortgage-Backed Securities	—	882,309	—	882,309
Total Long-Term Investments	—	190,989,070	—	190,989,070
Short-Term Investments†	$13,769,024	—	—	13,769,024
Total Investments	$13,769,024	$190,989,070	—	$204,758,094
Other Financial Instruments:
Futures Contracts	$674,488	—	—	$674,488
Centrally Cleared Interest Rate Swaps	—	$17,162	—	17,162
Total Other Financial
Instruments	$674,488	$17,162	—	$691,650
Total	$14,443,512	$191,006,232	—	$205,449,744

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$33,075	—	—	$33,075
Centrally Cleared Interest Rate Swaps	—	$1,311,022	—	1,311,022
Total	$33,075	$1,311,022	—	$1,344,097

†	See Schedule of Investments for additional detailed categorizations.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

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(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

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Notes to financial statements (cont’d)

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2020, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2020, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the

46	Western Asset Ultra-Short Income Fund 2020 Annual Report

cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

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Notes to financial statements (cont’d)

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related

48	Western Asset Ultra-Short Income Fund 2020 Annual Report

contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2020, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

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Notes to financial statements (cont’d)

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, effective February 12, 2020, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets.

Prior to February 12, 2020, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, effective February 12, 2020, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class I and Class IS shares did not exceed 0.65%, 1.63%, 1.38%, 0.38% and 0.35%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

50	Western Asset Ultra-Short Income Fund 2020 Annual Report

Prior to February 12, 2020, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 0.88%, 0.53% and 0.43%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the year ended May 31, 2020, fees waived and/or expenses reimbursed amounted to $401,828, which included an affiliated money market fund waiver of $11,393.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment.

For the year ended May 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A
Sales charges	—
CDSCs	$631

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$120,685,688	$59,693,725
Sales	106,395,198	72,377,868

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Notes to financial statements (cont’d)

At May 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$208,753,352	$885,816	$(4,881,074)	$(3,995,258)
Swap contracts	(63,463)	17,162	(1,311,022)	(1,293,860)
Futures contracts	—	674,488	(33,075)	641,413

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2020.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$674,488
Centrally cleared swap contracts[3]	17,162
Total	$691,650

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$33,075
Centrally cleared swap contracts[3]	1,311,022
Total	$1,344,097

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

52	Western Asset Ultra-Short Income Fund 2020 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$(93,847)
Written options	385,188
Futures contracts	(842,877)
Swap contracts	(840,789)
Total	$(1,392,325)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$(83,183)
Written options	66,847
Futures contracts	(140,946)
Swap contracts	(1,015,308)
Total	$(1,172,590)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended May 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$66,318
Written options†	80,391
Futures contracts (to buy)	69,088,467
Futures contracts (to sell)	20,946,468

Average Notional Balance
Interest rate swap contracts	$34,963,077

†	At May 31, 2020, there were no open positions held in this derivative.

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Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$264,034		$82,361
Class C	21,050	†	1,893
Class C1	19,714		4,616
Class I	—		155,746
Class IS	—		829
Total	$304,798		$245,445

†	Amounts shown are exclusive of expense reimbursements. For the year ended May 31, 2020, the service and/or distribution fees reimbursed amounted to $29,313 for Class C, respectively.

For the year ended May 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$140,965
Class C	31,883
Class C1	3,174
Class I	217,876
Class IS	7,930
Total	$401,828

6. Distributions to shareholders by class

	Year Ended May 31, 2020	Year Ended May 31, 2019
Net Investment Income:
Class A	$2,752,893	$1,282,887
Class C	38,716	106,730
Class C1	49,866	472,064
Class I	4,466,292	3,101,614
Class IS	174,287	340,776
Total	$7,482,054	$5,304,071

7. Shares of beneficial interest

At May 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

54	Western Asset Ultra-Short Income Fund 2020 Annual Report

Transactions in shares of each class were as follows:

	Year Ended May 31, 2020		Year Ended May 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,800,758	$107,400,060	6,791,204	$61,594,370
Shares issued on reinvestment	289,193	2,610,383	128,521	1,164,416
Shares repurchased	(8,310,317)	(73,959,897)	(3,270,221)	(29,591,117)
Net increase	3,779,634	$36,050,546	3,649,504	$33,167,669

Class C
Shares sold	13,222	$118,528	69,137	$624,544
Shares issued on reinvestment	4,149	37,481	11,566	104,357
Shares repurchased	(102,151)	(913,215)	(786,238)	(7,090,082)
Net decrease	(84,780)	$(757,206)	(705,535)	$(6,361,181)

Class C1
Shares sold	549	$4,917	3,055	$27,464
Shares issued on reinvestment	4,818	43,445	51,425	462,155
Shares repurchased	(475,658)	(4,308,035)	(2,177,950)	(19,623,607)
Net decrease	(470,291)	$(4,259,673)	(2,123,470)	$(19,133,988)

Class I
Shares sold	15,893,101	$143,609,513	18,126,831	$163,531,492
Shares issued on reinvestment	492,063	4,432,826	340,044	3,067,443
Shares repurchased	(20,961,790)	(185,276,778)	(9,837,602)	(88,700,185)
Net increase (decrease)	(4,576,626)	$(37,234,439)	8,629,273	$77,898,750

Class IS
Shares sold	296,911	$2,702,035	318,845	$2,889,404
Shares issued on reinvestment	17,915	162,092	37,650	340,776
Shares repurchased	(1,034,229)	(9,390,668)	(568,454)	(5,138,650)
Net decrease	(719,403)	$(6,526,541)	(211,959)	$(1,908,470)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended May 31, 2020. The following transactions were effected in shares of such companies for the year ended May 31, 2020.

Western Asset Ultra-Short Income Fund 2020 Annual Report	55

Notes to financial statements (cont’d)

	Affiliate Value at May 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$34,817,548	$93,929,329	93,929,329	$128,746,877	128,746,877
Western Asset Premier Institutional Government Reserves, Premium Shares	—	158,125,759	158,125,759	144,356,735	144,356,735
	$34,817,548	$252,055,088		$273,103,612

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2020
Western Asset Government Cash Management Portfolio, LLC	—	$390,730	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	150,512	—	$13,769,024
	—	$541,242	—	$13,769,024

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended May 31, 2020, the Fund incurred a commitment fee in the amount of $3,492. The Fund did not utilize the Redemption Facility during the year ended May 31, 2020.

56	Western Asset Ultra-Short Income Fund 2020 Annual Report

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$7,482,054	$5,304,071

As of May 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,495,384
Deferred capital losses*	(21,709,781)
Other book/tax temporary differences(a)	(649,689)
Unrealized appreciation (depreciation)(b)	(4,647,705)
Total distributable earnings (loss) — net	$(25,511,791)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium/ discount on fixed income securities.

11. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that have been presented to the shareholders of the Fund for their approval.

*  *  *

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s

Western Asset Ultra-Short Income Fund 2020 Annual Report	57

Notes to financial statements (cont’d)

investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent event

Effective June 1, 2020, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

58	Western Asset Ultra-Short Income Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and

Shareholders of Western Asset Ultra-Short Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Ultra-Short Income Fund (formerly known as Western Asset Adjustable Rate Income Fund) (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the three years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended May 31, 2017 and the financial highlights for each of the periods ended on or prior to May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

July 16, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Ultra-Short Income Fund 2020 Annual Report	59

Board approval of new management and new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”), and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the Fund’s subadviser, Western Asset Management Company, LLC (the “Subadviser”, collectively, the “Advisers”), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Templeton (the “Transaction”). The Transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the Transaction is expected to be consummated in the latter part of 2020. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the Transaction will result in the automatic termination of the Fund’s current management agreement with the Manager (the “Current Management Agreement”) and the current Sub-advisory Agreement between the Manager and the Subadviser (the “Current Sub-advisory Agreement” and, collectively, the “Current Agreements”).

Therefore, at a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on April 14, 20201, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the 1940 Act, approved a new management agreement (the “New Management Agreement”) between the Trust and the Manager with respect to Western Asset Ultra-Short Income Fund (formerly, Western Asset Adjustable Rate Income Fund, the “Fund”), a series of the Trust, and the new sub-advisory agreement (the “New Sub-Advisory Agreement”, collectively, the “New Agreements”) between the Manager and the Subadviser with respect to the Fund. The Board also authorized the Fund’s officers to submit the New Agreements to Fund shareholders for their approval. Fund shareholders were sent notice of the shareholder meeting and a proxy statement in April, 2020. In the event the Fund’s shareholders do not approve the New Agreements and the Transaction is completed, the Board has also approved an interim investment management agreement between the Manager and the Fund (the “Interim Management Agreement”) and an interim sub-advisory agreement between the Manager and the Subadviser (the “Interim Sub-advisory Agreement” and, collectively, the “Interim Agreements”) that will take effect upon the closing of the Transaction to enable the Manager and Subadviser to serve as investment managers of the Fund following the termination of the Current Agreements and pending shareholder approval of the New Agreements.

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

60	Western Asset Ultra-Short Income Fund

Background

On March 9, 2020, during a telephonic meeting, members of the Board discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Subadviser and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

On April 8, 2020, the Independent Trustees met with representatives of Legg Mason to discuss the Transaction and the New Agreements. In addition, the Independent Trustees met separately, with the assistance of their independent legal counsel, to discuss and evaluate the information provided and to consider what additional information was desired.

The Independent Trustees considered, among other things, whether it would be in the best interests of the Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Fund and its shareholders. To assist the Board in its consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before or during the April 14, 2020 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with the Board’s consideration of the New Agreements, the Independent Trustees worked with their independent legal counsel to prepare requests for information that were submitted to Franklin Templeton and Legg Mason. The Board requested information relevant to the consideration of the New Agreements, distribution arrangements, and other anticipated impacts of the Transaction on the Fund and its shareholders. Franklin Templeton and Legg Mason provided documents and information in response to the request for information. Following their review of this information, the Independent Trustees submitted supplemental due diligence requests for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Board reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of the meeting and addressed various questions raised by the Board.

At the April 14, 2020 meeting, representatives of Legg Mason (including representatives of the Subadviser) and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive session with their counsel to consider the New Agreements.

Western Asset Ultra-Short Income Fund	61

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The Board’s evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held in November 2019 and at other prior Board meetings.

Among other things, the Board considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton has informed the Board that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Board regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Board that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii)	that Franklin Templeton does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

62	Western Asset Ultra-Short Income Fund

(ix)

that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expense ratios by spreading expenses over a larger asset base;

(x)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi)	the fact that the Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xii)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xiii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xiv)

that the Current Agreements are the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years, and that within the past year the Board had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board’s business judgment that each Adviser had the capabilities, resources and personnel necessary to provide the services provided to the Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Trustees considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xv)	that the Current Agreements were considered and approved in November 2019;

(xvi)

that the Fund will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

Western Asset Ultra-Short Income Fund	63

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(xvii)

that under the Transaction Agreement Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton represented to the Trustees that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

The information provided and presentations made to the Board encompassed the Fund and all other funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager, both of which functions are encompassed by the New Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the New Sub-Advisory Agreement.

Board approval of the New Agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the New Management Agreement and the New Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed approval of the New Management Agreement and the New Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the New Management Agreement and the New Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In their deliberations, the Trustees considered information received in connection with the most recent Board approval/continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval/continuation of each Current Agreement, and in connection with their review of each New Agreement, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

64	Western Asset Ultra-Short Income Fund

After considering all of the factors and information, and in the exercise of its business judgment, the Board, including the Independent Trustees, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders and approved the New Agreements and recommended that shareholders approve the New Agreements.

Nature, extent and quality of the services under the New Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Boards that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Board has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

Western Asset Ultra-Short Income Fund	65

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The Board also reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended December 31, 2019 was below the median and that its performance for the 3-, 5- and 10-year periods ended December 31, 2019 was above the median.

Based on their review of the materials provided and the assurances received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Manager and Subadviser to provide those services, and the Board concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements were sufficient for approval.

66	Western Asset Ultra-Short Income Fund

Management fees and expense ratios

The Board considered that it had reviewed the Fund’s management fee and total expense ratio at the 2019 contract renewal meetings. The Board considered that the New Agreements do not change the Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services to be provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

The Board considered the management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of Legg Mason complex-wide management fees for funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of short investment-grade debt funds (including the Fund) chosen by Broadridge to be comparable to

Western Asset Ultra-Short Income Fund	67

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

the Fund, showed that the Fund’s Contractual Management Fee was below the median and the Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

In evaluating the costs of the services to be provided by the Manager and Subadviser under the New Agreements, the Board considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction would not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and economies of scale

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board noted that advisory or management fee reductions had been implemented for the Fund, as well as contractual expense limitations, and that after taking those reductions and expense limitations into account, the Board had determined that the total fees for management services, and administrative services for the Fund, were reasonable in light of the services provided, and that any economies of scale were being shared appropriately. The Board noted that the Fund’s Actual Management Fee was above the median of the expense group. In addition, the Board noted the size of the Fund.

The Board noted that Franklin Templeton and Legg Mason are expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Fund resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of

68	Western Asset Ultra-Short Income Fund

scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Trustees noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received are reasonable. In evaluating the fall-out benefits to be received by the Manager and Subadviser under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Western Asset Ultra-Short Income Fund	69

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Ultra-Short Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†. A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership -- resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

70	Western Asset Ultra-Short Income Fund

Independent Trustees†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Western Asset Ultra-Short Income Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)
Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

72	Western Asset Ultra-Short Income Fund

Independent Trustees†† (cont’d)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	56
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee[3]	148
Other Trusteeships held by Trustee during the past five years	None

Western Asset Ultra-Short Income Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey
Legg Mason
100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

74	Western Asset Ultra-Short Income Fund

Additional Officers (cont’d)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci**
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Managing Director (since 2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.; formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Ultra-Short Income Fund	75

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

††	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective March 6, 2020, Mr. Larson became a Trustee.

**	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, effective April 24, 2020, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

76	Western Asset Ultra-Short Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2020:

Record date:	June 2019 through July 2019	August 2019 through December 2019	January 2020 through May 2020
Payable date:
Ordinary Income:
Qualified Dividend Income for Individuals	1.36%	1.48%	1.02%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	1.36%	1.48%	1.02%
Interest from Federal Obligations	3.46%	3.46%	3.58%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Western Asset Ultra-Short Income Fund	77

Western Asset

Ultra-Short Income Fund

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Ultra-Short Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Ultra-Short Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Ultra-Short Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

FD2224 7/20 SR20-3925

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2019 and May 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,199 in May 31, 2019 and $37,642 in May 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2019 and $0 in May 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2019 and $0 in May 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in May 31, 2019 and $0 in May 31, 2020

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2019 and May 31, 2020; Tax Fees were 100% and 100% for May 31, 2019 and May 31, 2020; and Other Fees were 100% and 100% for May 31, 2019 and May 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $678,000 in May 31, 2019 and $457,301 in May 31, 2020.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

*

During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

**	Effective March 6, 2020, Mr. Larson became a Trustee.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit  99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 23, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 23, 2020